UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 29, 2017

CHESAPEAKE ENERGY CORPORATION
(Exact name of Registrant as specified in its Charter)
Oklahoma	1-13726	73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
6100 North Western Avenue, Oklahoma City, Oklahoma		73118
(Address of principal executive offices)		(Zip Code)
(405) 848-8000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 29, 2017, the Board of Directors of Chesapeake Energy Corporation (the “Company”) appointed Mr. William M. Buergler as Senior Vice President and Chief Accounting Officer. Mr. Buergler, age 44, is a licensed certified public accountant and has been employed by the Company as Vice President - Tax since July 2014. Previously, Mr. Buergler was employed by two public accounting firms: (i) Ernst & Young LLP, where he served as a Partner from 2009 to 2014 and as a Senior Manager from 2002 to 2008; and (ii) Arthur Andersen LLP, where he served from 1996 to 2002.

In connection with Mr. Buergler’s appointment, Mr. Buergler will also be designated as the Company’s “principal accounting officer,” a position that was previously filled on an interim basis by Domenic J. Dell’Osso, the Company’s Executive Vice President and Chief Financial Officer.

Mr. Buergler entered an employment agreement with the Company on August 29, 2017 in connection with his appointment (the “Employment Agreement”). The initial term of the Employment Agreement terminates on December 31, 2018, after which the Employment Agreement renews automatically for successive one-year terms unless either party gives notice of nonrenewal. The Employment Agreement provides, subject to certain limitations set forth therein, for Mr. Buergler to receive a base salary, cash bonus, equity compensation and certain other benefits, which are summarized below. The summary provided herein does not purport to be complete and is qualified in its entirety by the full text of the Employment Agreement, a copy of which is filed herewith as Exhibit 10.1. Capitalized terms used but not defined in this report shall have the meanings given to them in the Employment Agreement.

•	Base Salary. Mr. Buergler will receive an initial annual base salary of $420,000 (“Base Salary”).

•
Bonus.  Mr. Buergler will be eligible to receive an annual cash bonus on the same basis as other executive officers in accordance with the Company’s standard bonus practices. Mr. Buergler’s annual bonus opportunity payable at achievement of threshold, target and maximum levels will be 40%, 80% and 160%, respectively, of Base Salary.

•	Annual Equity Compensation. Mr. Buergler will be eligible for annual grants of equity-based incentive awards under the Company’s equity compensation plans.

•
Benefits.  The Company will provide Mr. Buergler with retirement, relocation and other benefits that are customarily provided to similarly situated executives of the Company, including paid time off, coverage under the Company’s medical, life, disability and other insurance plans, and reimbursement for all reasonable business expenses in accordance with the Company’s expense reimbursement policy.

•
Post-Employment Compensation.  Mr. Buergler will be entitled to post-employment compensation provided to similarly situated executives, as described in the Company’s 2017 Definitive Proxy Statement on Schedule 14A filed with the SEC on April 7, 2017.

•
Non-Competition and Non-Solicitation. For a period of one year following Mr. Buergler’s separation from the Company, he may not compete with the Company nor solicit any of the Company’s clients, customers, suppliers or employees.

•	Clawbacks. Mr. Buergler’s incentive compensation will be subject to the Company’s clawback policies applicable to all executive officers of the Company in effect from time to time and applicable law.

The Company will also enter into a standard indemnity agreement with Mr. Buergler, a form of which was filed with the SEC on June 27, 2012 as Exhibit 10.3 to the Company’s Current Report on Form 8-K and is incorporated by reference herein. Pursuant to this agreement, subject to the exceptions and limitations provided therein, the Company will indemnify Mr. Buergler for obligations he may incur in his capacity as an officer, as authorized by the Company’s restated certificate of incorporation and state law.

The Company is aware of no arrangement or understanding between Mr. Buergler and any other person pursuant to which he was appointed as an officer. There is no family relationship between Mr. Buergler and any director or executive officer of the Company. There are no transactions between Mr. Buergler and the Company that are required to be reported under Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

The management of Chesapeake Energy Corporation (the “Company”) will present at the Barclays CEO Energy-Power Conference on Tuesday, September 4, 2017. A webcast and related slide presentation will be accessible through the "webcast" link in the Investor Relations section of the Company’s website: http://www.chk.com/investors. The webcast will also be recorded and available for replay on the Company’s website for at least 30 days.

The information in this Item 7.01 of Form 8-K is being furnished, not filed, pursuant to Item 7.01. Accordingly, the information contained herein will not be incorporated by reference into any document filed by the Company under the Securities Act of 1933, as amended, except as set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document Description

10.1	Employment Agreement dated as of August 29, 2017 between William Buergler and Chesapeake Energy Corporation
10.2
Form of Indemnity Agreement for officers and directors of Chesapeake Energy Corporation and its subsidiaries (incorporated by reference to Exhibit 10.3 of the Company’s Current Report on Form 8-K filed June 27, 2012)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION

By:	/s/ James R. Webb
James R. Webb
Executive Vice President - General Counsel and Corporate Secretary
Date:     September 1, 2017

INDEX TO EXHIBITS

Exhibit No.	Document Description

10.1	Employment Agreement dated as of August 30, 2017 between William Buergler and Chesapeake Energy Corporation
10.2
Form of Indemnity Agreement for officers and directors of Chesapeake Energy Corporation and its subsidiaries (incorporated by reference to Exhibit 10.3 of the Company’s Current Report on Form 8-K filed June 27, 2012)